BlueLinx Q2 2026 Results Delivering What Matters August 5, 2026 © BlueLinx 2026. All Rights Reserved. 1 EXHIBIT 99.2

2 Safe Harbor Statement This press release contains forward-looking statements. Forward-looking statements include, without limitation, any statement that predicts, forecasts, indicates or implies future results, performance, liquidity levels or achievements, and may contain the words “believe,” “anticipate,” “could,” “expect,” “estimate,” “intend,” “may,” “project,” “plan,” “should,” “will,” “will be,” “will likely continue,” “will likely result,” “would,” or words or phrases of similar meaning. The forward-looking statements in this presentation include statements about our strategy, our business and digital transformation efforts and other management initiatives and the success thereof, liquidity, and debt, our long-run positioning relative to industry conditions, capital allocation strategy, future share repurchases, acquisitions and integrations, our ability to continue to enhance our facilities, fleet, and technology hardware and our fiscal third quarter 2026 outlook. Forward-looking statements in this press release are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that may cause our business, strategy, or actual results to differ materially from the forward-looking statements. These risks and uncertainties include those discussed in greater detail in our filings with the Securities and Exchange Commission. We operate in a changing environment in which new risks can emerge from time to time. It is not possible for management to predict all of these risks, nor can it assess the extent to which any factor, or a combination of factors, may cause our business, strategy, or actual results to differ materially from those contained in forward-looking statements. Factors that may cause these differences include, among other things: adverse housing market conditions, including but not limited to housing starts, construction labor shortages, repair and remodel activity and commercial construction, foreclosure rates, interest rates, unemployment rates and job and wage growth rates, consumer debt levels, tightened availability or affordability of homeowner insurance coverage, and mortgage availability and pricing, as well as other consumer financing mechanisms, that ultimately affect demand for our products; consolidation among competitors, suppliers, and customers; escalating changes in retaliatory trade policies of the United States and other countries; disintermediation risk; our dependence on international suppliers and manufacturers for certain products and related exposure to risks of new or increased tariffs and other risks that could affect our financial condition; pricing and product cost variability; volumes of product sold; competition; the cyclical nature of the industry in which we operate; loss of products or key suppliers and manufacturers; information technology security risks and business interruption risks; effective inventory management relative to our sales volume or the prices of the products we produce; acquisitions and the integration and completion of such acquisitions; the success of management initiatives, including our business and digital transformation initiatives; the ability to attract, train, and retain highly qualified associates and other key personnel while controlling related labor costs; business disruptions; exposure to product liability and other claims and legal proceedings related to our business and the products we distribute; natural disasters, catastrophes, fire, wars or other unexpected events; the impacts of climate change; successful implementation of our strategy; wage increases or work stoppages by our union employees; costs imposed by federal, state, local, and other regulations; compliance costs associated with federal, state, and local environmental protection laws; changes in governmental rules and regulations or interpretations thereof; fluctuations in our operating results; our level of indebtedness and our ability to incur additional debt to fund future needs; the covenants of the instruments governing our indebtedness limiting the discretion of our management in operating the business; the potential to incur more debt; the fact that we have consummated certain sale leaseback transactions with resulting long-term non-cancelable leases, many of which are or will be finance leases; the fact that we lease many of our distribution centers, and we would still be obligated under these leases even if we close a leased distribution center; inability to raise funds necessary to finance a required repurchase of our senior secured notes; a lowering or withdrawal of debt ratings; changes in our product mix; increases in fuel and other energy prices, including as a result of disruptions in international shipping of oil and gas through the Strait of Hormuz and the ongoing conflicts in the Middle East and Ukraine, or availability of third-party freight providers; geopolitical risks, such as acts of war or terrorism or political or civil unrest; changes in insurance-related deductible/retention liabilities based on actual loss development experience; the possibility that the value of our deferred tax assets could become impaired; changes in our expected annual effective tax rate could be volatile; the costs and liabilities related to our participation in multi-employer pension plans could increase; the risk that our cash flows and capital resources may be insufficient to service our existing or future indebtedness; interest rate risk, which could cause our debt service obligations to increase; the effects of epidemics, global pandemics or other widespread public health crises; changes in, or interpretation of, accounting principles; and the other factors described in Part I, Item 1A, “Risk Factors”, in our Form 10-K , as supplemented by Part II, Item 1A, “Risk Factors”, in our Form 10-Q for the quarterly period ended April 4, 2026. Given these risks and uncertainties, we caution you not to place undue reliance on forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. Immaterial Rounding Differences. Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. This presentation and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together.

Opening Remarks 3 Shyam Reddy President & CEO

n Net Sales of $814M, up 4.4% year-over-year q Due to Disdero sales, higher volumes in key categories, and improved pricing n Gross Profit of $140M, up 17% year-over-year q 81% of gross profit from specialty products n Gross Margin of 17.2%, up 190 bps year-over-year q 20.0% specialty gross margin including the import duty benefit q 10.9% structural gross margin n Net Income of $6.4M and Diluted Earnings Per Share of $0.81 n Adjusted Net Income(1) of $9.1M and Adjusted Diluted EPS(1) of $1.15 n Adjusted EBITDA(1) of $35.6M, or 4.4% of Net Sales. n Cash provided by operations of $11.2M q Free cash flow(1) of $8.8M q Net leverage(1) of 0.6x (2) (1) See appendix for reconciliations for non-GAAP measures (2) Does not include finance leases for real property, per the terms of our credit agreement Explosive profitable growth with a highly engaged team  4 SECOND QUARTER 2026 RESULTS 2Q 2026 Sales by Product Category Specialty Products 69% Structural Products 31% 2Q 2026 Gross Profit by Product Category Specialty Products 81% Structural Products 19%

Financial Review 5 Kelly Wall SVP, Chief Financial Officer and Treasurer

n Net Sales increased 4.4% to $814M q Specialty products Net Sales increased 4% q Structural products Net Sales increased 6% n Gross Margin of 17.2%, up 190 bps q 16.3% gross margin excluding import duty benefit n Adjusted Diluted EPS of $1.15 (1) n Adjusted EBITDA of $35.6M (1) q Adjusted EBITDA margin of 4.4%, q Excluding import duty benefit, Adjusted EBITDA margin of 3.5% n Free Cash Flow of $8.8M (1) q Cash flow provided by operations of $11.2M q Property/equipment purchases of $2.4M 6 SECOND QUARTER 2026 RESULTS (1) See Appendix for reconciliations for non-GAAP figures (2) Does not include finance leases for real property, per terms of our credit agreement Q2 Commentary$ in millions, except per share data and leverage ratios Q2 2026 Q2 2025 Variance Net Sales $814 $780 4.4% Gross Profit $140 $120 16.7% Gross Margin % 17.2% 15.3% 190 bps Adjusted Net Income(1) $9.1 $5.6 62% Adjusted Diluted EPS(1) $1.15 $0.70 64% Adjusted EBITDA(1) $35.6 $26.8 33% Adjusted EBITDA(1) as a % of Net Sales 4.4% 3.4% 100 bps Free Cash Flow(1) $9 ($36) $45 Net Leverage Ratio (1) 3.1x 2.2x (0.9x) Net Leverage Ratio per Credit Agreement(2) 0.6x (0.1x) 0.7x

($ in millions) n Net Sales of $564M, up 4% q Driven by Disdero and higher volumes in key product categories q Specialty product sales represent ~70% of total net sales n Gross Profit of $113M, up 12% q Specialty product gross profit $105M excluding import duty benefit q Specialty product gross profit represents ~81% of total gross profit n Gross Margin of 20.0%, up 150 bps q Q2 2026 gross margin of 18.7% excluding import duty benefit q Compared to Q2 2025 gross margin of 18.5% Q2 Commentary 7 SPECIALTY PRODUCTS SECOND QUARTER 2026 RESULTS $539 $519 $484 $479 $543 $525 $505 $512 $564 19.3% 19.4% 18.4% 18.7% 18.5% 16.6% 18.1% 18.1% 20.0% Net Sales GM Rate 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26

($ in millions) n Net sales of $250M, up 6% q Increase driven by improved pricing and volumes in lumber q Year-over-year industry commodity pricing: Ÿ 9% increase in average price of lumber Ÿ Average price of panels relatively flat n Gross profit of $27M, up 40% q Structural product gross profit represents ~19% of total gross profit n Gross margin of 10.9%, up 270 bps Q2 Commentary 8 $229 $228 $227 $230 $237 $223 $211 $219 $250 7.9% 11.0% 10.8% 9.3% 8.2% 9.3% 10.0% 10.9% 10.9% Net Sales GM Rate 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 STRUCTURAL PRODUCTS SECOND QUARTER 2026 RESULTS

(1) Net Leverage including real property financing leases was 0.6x, 2.2x, and 3.1x in Q2 2024, Q2 2025, and Q2 2026 respectively. Net leverage ratio excluding finance lease obligations for real property, as presented above, is included within the terms of our revolving credit agreement. See Appendix for reconciliations of non-GAAP measures n At the end of Q2 2026: § Cash and cash equivalents of $318M § Total available liquidity of $655M § Net debt of $58M(1) § Net leverage of 0.6x (1) n No material outstanding debt maturities until 2029 ($ millions) Debt Maturity Schedule * Note: debt maturity schedule does not include finance lease obligations Net Leverage (1) 9 BALANCE SHEET $300$291 $318 $316 $300 $300 $300 Finance Leases Senior Notes Q2 2024 Q2 2025 Q2 2026 (0.9x) (0.1x) 0.6x Net Leverage Q2 2024 Q2 2025 Q2 2026 Outstanding Debt and Finance Leases

2Q 2026 Free Cash Flow Walk (2) $ in millions Net Working Capital Management (1) $ in millions (1) Net Working Capital includes accounts receivable, inventory, and accounts payable; Return on net working capital is calculated by dividing trailing twelve month (TTM) Adjusted EBITDA by net working capital as of the end of the period presented or discussed. (2) See Appendix for reconciliations for non-GAAP measures. 10 WORKING CAPITAL AND FREE CASH FLOW $452 $432 $412 $462 $492 $446 $408 $473 $503 Total Net Working Capital Return on Net Working Capital 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 $200 $300 $400 $500 —% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $6.4 $11.5 $(19.2) $(3.5) $(7.0) $23.0 $(2.4) $8.8 Net Income Depreciation and Amortization Accounts Receivable Inventory Accounts Payable All Other PP&E Disbursements Free Cash Flow

INVEST IN THE BUSINESS EXPAND GEOGRAPHIC FOOTPRINT SHARE REPURCHASES OPERATING CASH FLOW GUIDING PRINCIPLES n Maintain strong balance sheet and financial stability n Long-term net leverage could increase to ~ 2.0x when considering growth n Invest in business through fluctuating economic cycles n Acquisitions aligned to strategy n Opportunistic share repurchases FREE CASH FLOW RETURN TO SHAREHOLDERSGROWTH AND MARGIN EXPANSION 11 CAPITAL ALLOCATION FRAMEWORK

Q&A 12

Appendix 13

20-year average (1) Source: Historical data is U.S. Census Bureau; Forecast from John Burns Real Estate Consulting, LLC subject limitations and disclaimers – not for redistribution (2) Source: Joint Center for Housing Studies at Harvard University. The Leading Indicator of Remodeling Activity (LIRA) provides a short-term outlook of national home improvement and repair spending to owner-occupied homes. (3) Source: Historical data is Freddie Mac; Forecast: John Burns Real Estate Consulting, LLC subject limitations and disclaimers – not for redistribution. Mortgage rates expected to remain above 20-year average Starts expected to be around 20-year average and well above 2009-2011 levels 14 MACRO TRENDS Remodeling spend expected to be slightly up in 2026 20-year average 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 E 20 27 E 20 28 E 20 29 E — 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Total U.S. Single Family Housing Starts (SFHS) Housing starts in thousands(1) 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 20 27 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 LIRA Remodeling Activity Index TTM Moving Total - Dollars in billions(2) 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 P 20 27 P 20 28 P 20 29 P —% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 30 Year Fixed Mortgage Rates As of April 2026(3)

Average Q2 26 lumber prices increased 9% year- over-year and increased 12% from Q1 26 (1) Source: Random Lengths and company analysis 15 WOOD-BASED COMMODITY PRICE TRENDS Average Q2 26 panel prices were flat year-over- year and increased 6% from Q1 26 357344357368400411 762687 987 1,243 466 702 1,244 797 587 449413408437383403383385430456451409378440493 20 19 Q 1 20 19 Q 2 20 19 Q 3 20 19 Q 4 20 20 Q 1 20 20 Q 2 20 20 Q 3 20 20 Q 4 20 21 Q 1 20 21 Q 2 20 21 Q 3 20 21 Q 4 20 22 Q 1 20 22 Q 2 20 22 Q 3 20 22 Q 4 20 23 Q 1 20 23 Q 2 20 23 Q 3 20 23 Q 4 20 24 Q 1 20 24 Q 2 20 24 Q 3 20 24 Q 4 20 25 Q 1 20 25 Q 2 20 25 Q 3 20 25 Q 4 20 26 Q 1 20 26 Q 2 — 200 400 600 800 1,000 1,200 1,400 373350337343387401 682713 1,003 1,566 766715 1,232 874 671 528499532636585615599515549534487443438457485 20 19 Q 1 20 19 Q 2 20 19 Q 3 20 19 Q 4 20 20 Q 1 20 20 Q 2 20 20 Q 3 20 20 Q 4 20 21 Q 1 20 21 Q 2 20 21 Q 3 20 21 Q 4 20 22 Q 1 20 22 Q 2 20 22 Q 3 20 22 Q 4 20 23 Q 1 20 23 Q 2 20 23 Q 3 20 23 Q 4 20 24 Q 1 20 24 Q 2 20 24 Q 3 20 24 Q 4 20 25 Q 1 20 25 Q 2 20 25 Q 3 20 25 Q 4 20 26 Q 1 20 26 Q 2 — 200 400 600 800 1,000 1,200 1,400 1,600 1,800 Framing Lumber Composite Index $/mbf, Quarterly Average Price(1) As of June 2026 Structural Panel Composite Index $/msf, Quarterly Average Price(1) As of June 2026

The Company reports its financial results in accordance with GAAP. The Company also believes that presentation of certain non-GAAP measures may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. Any non-GAAP measures used herein are reconciled to their most directly comparable GAAP measures herein or in the financial tables accompanying this presentation. The Company cautions that non-GAAP measures are not presentations made in accordance with GAAP and are not intended to present superior measures of our financial condition from those measures determined under GAAP. Non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. The Company further cautions that its non-GAAP measures, as used herein, are not necessarily comparable to other similarly titled measures of other companies due to differences in methods of calculation. Adjusted EBITDA and Adjusted EBITDA Margin. BlueLinx defines Adjusted EBITDA as an amount equal to net income (loss) plus interest expense and all interest expense related items, income taxes, depreciation and amortization, and further adjusted for certain non-cash items and other special items, including expenses from share-based compensation, one-time charges associated with the legal, consulting, and professional fees related to our merger and acquisition activities, gains or losses on sales of properties, amortization of deferred gains on real estate, and expense associated with our restructuring activities, such as severance, in addition to other significant and/or one-time, nonrecurring, non-operating items. The Company presents Adjusted EBITDA because it is a primary measure used by management to evaluate operating performance. Management believes this metric helps to enhance investors’ overall understanding of the financial performance and cash flows of the business. Management also believes Adjusted EBITDA is helpful in highlighting operating trends. Adjusted EBITDA is frequently used by securities analysts, investors, and other interested parties in their evaluation of companies, many of which present an Adjusted EBITDA measure when reporting their results. We determine our Adjusted EBITDA Margin, which we sometimes refer to as our Adjusted EBITDA as a percentage of net sales, by dividing our Adjusted EBITDA for the applicable period by our net sales for the applicable period. We believe that this ratio is useful to investors because it more clearly defines the quality of earnings and operational efficiency of translating sales to profitability. Adjusted Net Income and Adjusted Earnings Per Share. BlueLinx defines Adjusted Net Income as net income adjusted for certain non-cash items and other special items, including expense from share-based compensation, one-time charges associated with the legal, consulting, and professional fees related to our merger and acquisition activities, gains or losses on sales of properties, amortization of deferred gains on real estate, and expense associated with our restructuring activities, such as severance, in addition to other significant and/or one-time, nonrecurring, non-operating items, further adjusted for the tax impacts of such reconciling items. BlueLinx defines Adjusted Earnings Per Share (basic and/or diluted) as the Adjusted Net Income for the period divided by the weighted average outstanding shares (basic and/or diluted) for the periods presented. We believe that Adjusted Net Income and Adjusted Earnings Per Share (basic and/or diluted) are useful to investors to enhance investors’ overall understanding of the financial performance of the business. Management also believes Adjusted Net Income and Adjusted Earnings Per Share (basic and/or diluted) are helpful in highlighting operating trends. Free Cash Flow. BlueLinx defines free cash flow as net cash provided by operating activities less total capital expenditures. Free cash flow is a measure used by management to assess our financial performance, and we believe it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures that can be used for, among other things, investment in our business, strengthening our balance sheet, and repayment of our debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Net Debt, Net Debt Excluding Real Property Finance Lease Liabilities, Overall Net Leverage Ratio, and Net Leverage Ratio Excluding Real Property Finance Lease Liabilities. BlueLinx calculates Net Debt as its total short- and long-term debt, including outstanding balances under our term loan and revolving credit facility and the total amount of its obligations under finance leases, less cash and cash equivalents. Net Debt Excluding Real Property Finance Lease Liabilities is calculated in the same manner as Net Debt, except the total amount of obligations under real estate finance leases are excluded. Although our credit agreements do not contain leverage covenants, a net leverage ratio excluding finance lease obligations for real property is included within the terms of our revolving credit agreement. We believe that Net Debt and Net Debt Excluding Real Property Finance Lease Liabilities are useful to investors because our management reviews both metrics as part of its management of overall liquidity, financial flexibility, capital structure and leverage, and creditors and credit analysts monitor our net debt as part of their assessments of our business. We determine our Overall Net Leverage Ratio by dividing our Net Debt by Twelve-Month Trailing Adjusted EBITDA. Our calculation of Net Leverage Ratio Excluding Real Property Finance Lease Liabilities is determined by dividing our Net Debt Excluding Real Property Finance Lease Liabilities by Twelve-Month Trailing Adjusted EBITDA. We believe that these ratios are useful to investors because they are indicators of our ability to meet our future financial obligations. In addition, our Net Leverage Ratio is a measure that is frequently used by investors and creditors. Our Net Debt, Net Debt Excluding Real Property Finance Lease Liabilities, Overall Net Leverage Ratio, and Net Leverage Ratio Excluding Real Property Finance Lease Liabilities are not made in accordance with GAAP and are not intended to present a superior measure of our financial condition from measures and ratios determined under GAAP. The calculations of our Net Debt, Net Debt Excluding Real Property Finance Lease Liabilities, Overall Net Leverage Ratio, and Net Leverage Ratio Excluding Real Property Finance Lease Liabilities are presented in the table on page 23. Net Debt, Net Debt Excluding Real Property Finance Lease Liabilities, Overall Net Leverage Ratio, and Net Leverage Ratio Excluding Real Property Finance Lease Liabilities, as used herein, are not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. 16 Non-GAAP Measures and Supplemental Financial Information

Supplemental Financial Information Net sales, gross profit dollars, gross profit percentages, sales mix, and gross profit mix by product category by fiscal quarter, Q3 2023 – Q2 2026 (unaudited) In millions where dollars are presented. Rounded figures in this table may not agree to presentations in other formats we have published such as earnings releases, earnings decks, or other similar materials presented elsewhere. 17 Supplementary Financial Information Fiscal Quarter 2Q 2026 1Q 2026 4Q 2025 3Q 2025 2Q 2025 1Q 2025 4Q 2024 3Q 2024 2Q 2024 1Q 2024 4Q 2023 3Q 2023 Net sales by category: Specialty products $ 564 $ 512 $ 505 $ 525 $ 543 $ 479 $ 484 $ 519 $ 539 $ 504 $ 487 $ 559 Structural products 250 219 211 223 237 230 227 228 229 222 226 251 Net sales $ 814 $ 731 $ 716 $ 749 $ 780 $ 709 $ 711 $ 747 $ 768 $ 726 $ 713 $ 810 Net sales mix by category: Specialty products 69% 70% 71% 70% 70% 68% 68% 69% 70% 69% 68% 69 % Structural products 31% 30% 29% 30% 30% 32% 32% 31% 30% 31% 32% 31 % Gross profit $ by category: Specialty products $ 113 $ 93 $ 92 $ 87 $ 100 $ 90 $ 89 $ 100 $ 104 $ 104 $ 95 $ 111 Structural products 27 24 21 21 19 21 25 25 18 24 24 28 Gross profit $ 140 $ 116 $ 113 $ 108 $ 120 $ 111 $ 113 $ 126 $ 122 $ 128 $ 119 $ 139 Gross margin percentage by category: Specialty products 20% 18% 18% 17% 18% 19% 18% 19% 19% 21% 19% 20 % Structural products 11% 11% 10% 9% 8% 9% 11% 11% 8% 11% 11% 11 % Company gross margin % 17% 16% 16% 14% 15% 16% 16% 17% 16% 18% 17% 17 % Gross profit mix by category: Specialty products 81% 80% 81% 81% 84% 81% 78% 80% 85% 81% 80% 80 % Structural products 19% 20% 19% 19% 16% 19% 22% 20% 15% 19% 20% 20%

Adjusted Net Income (Loss) and Adjusted EPS reconciliation for fiscal quarters Q3 2023 - Q2 2026 (unaudited) In thousands, except EPS amounts. Rounded figures in this table may not agree to presentations in other formats we have published such as earnings releases, earnings decks, or other similar materials presented elsewhere. 18 Non-GAAP Reconciliation / supplemental financial information (1) Reflects expenses and related adjustments to our previously disclosed settlement of the BlueLinx Corporation Hourly Retirement Plan (defined benefit) in 4Q 2023. (2) Reflects primarily legal, professional, technology and other integration costs. Certain amounts for prior periods have been reclassified for Acquisition-related costs and Restructuring and other. (3) Represents severance expenses, fees related to our business and digital transformation initiatives, gains from property insurance recoveries in 1Q 2025 from Hurricane Helene, net losses related to Hurricane Helene in 3Q 2024, certain professional and legal fees, technology expenses, and other one-time nonoperating expenses. Certain amounts for prior periods have been reclassified for Acquisition-related costs and Restructuring and other, net. (4) Income tax effect based on either a normalized income tax rate or the effective income tax rate. Fiscal Quarter 2Q 2026 1Q 2026 4Q 2025 3Q 2025 2Q 2025 1Q 2025 4Q 2024 3Q 2024 2Q 2024 1Q 2024 4Q 2023 3Q 2023 Net income (loss) $ 6,406 $ (1,458) $ (8,551) $ 1,655 $ 4,310 $ 2,805 $ 5,272 $ 16,016 $ 14,336 $ 17,492 $ (18,124) $ 24,382 Adjustments: Share-based compensation expense 3,239 3,091 2,937 3,452 2,341 2,522 808 3,186 1,405 2,350 2,580 2,980 Realization of deferred gains on real estate (983) (984) (983) (984) (983) (984) (982) (984) (984) (984) (982) (984) Gain from sale of property — — — — — — — (272) — — — — Pension settlement and related expenses(1) — — — — — — (255) (2,226) — — 31,034 594 Acquisition-related costs(2) 110 107 2,074 126 196 142 — — — — 186 75 Restructuring and other, net(3) 1,134 1,767 1,486 56 385 (2,400) 274 1,160 7 314 (784) 606 Inventory step-up adjustment 66 200 798 — — — — — — — — — Estimated tax impacts of reconciling items(4) (899) (1,045) (1,494) (651) (643) 233 38 (224) (106) (405) 11,891 (889) Adjusted net income (loss) - non-GAAP $ 9,073 $ 1,678 $ (3,733) $ 3,654 $ 5,606 $ 2,318 $ 5,155 $ 16,656 $ 14,658 $ 18,767 $ 25,801 $ 26,764 Basic earnings (loss) per share $ 0.82 $ (0.18) $ (1.08) $ 0.20 $ 0.54 $ 0.33 $ 0.63 $ 1.88 $ 1.65 $ 2.02 $ (2.08) $ 2.72 Diluted earnings (loss) per share $ 0.81 $ (0.18) $ (1.08) $ 0.20 $ 0.54 $ 0.33 $ 0.62 $ 1.87 $ 1.65 $ 2.00 $ (2.08) $ 2.71 Weighted average shares outstanding - Basic 7,811 7,861 7,865 7,888 7,935 8,257 8,356 8,496 8,645 8,653 8,704 8,936 Weighted average shares outstanding - Diluted 7,859 7,943 7,913 7,946 7,977 8,328 8,431 8,528 8,686 8,741 8,757 8,970 Non-GAAP Adjusted Basic EPS - non-GAAP $ 1.16 $ 0.21 $ (0.47) $ 0.46 $ 0.70 $ 0.28 $ 0.61 $ 1.96 $ 1.69 $ 2.16 $ 2.96 $ 2.99 Non-GAAP Adjusted Diluted EPS - non-GAAP $ 1.15 $ 0.21 $ (0.47) $ 0.45 $ 0.70 $ 0.27 $ 0.61 $ 1.95 $ 1.68 $ 2.14 $ 2.94 $ 2.98

The following schedule reconciles Net cash provided by (used in) operating activities to Free cash flow (non-GAAP) for Q3 2023 to Q2 2026 (unaudited) In millions. Rounded figures in this table may not agree to presentations in other formats we have published such as earnings releases, earnings decks, or other similar materials presented elsewhere. 19 Non-GAAP Reconciliation Fiscal Quarter 2Q 2026 1Q 2026 4Q 2025 3Q 2025 2Q 2025 1Q 2025 4Q 2024 3Q 2024 2Q 2024 1Q 2024 4Q 2023 3Q 2023 Net cash provided by (used in) operating activities $ 11 $ (57) $ 62 $ 59 $ (27) $ (34) $ 19 $ 62 $ 36 $ (31) $ 76 $ 78 Less: Property and equipment disbursements (2) (3) (5) (6) (10) (6) (20) (8) (6) (5) (9) (5) Free cash flow - non-GAAP $ 9 $ (60) $ 56 $ 53 $ (36) $ (40) $ (2) $ 54 $ 30 $ (36) $ 67 $ 73

Non-GAAP Reconciliation Net Working Capital by Fiscal Quarter Q3 2023 – Q2 2026 (unaudited) $ amounts in millions 20 Fiscal Quarter 2Q 2026 1Q 2026 4Q 2025 3Q 2025 2Q 2025 1Q 2025 4Q 2024 3Q 2024 2Q 2024 1Q 2024 4Q 2023 3Q 2023 Receivables, net $316 $297 $218 $269 $279 $276 $226 $278 $274 $288 $228 $298 Inventories, net 375 372 326 346 391 400 356 341 358 371 344 364 691 668 544 615 670 675 582 619 632 659 572 662 Accounts payable 188 195 136 169 178 213 170 186 179 172 158 202 Net Working Capital $503 473 $408 $446 $492 $462 $412 $432 $453 $487 $414 $460 Trailing 12 months Adjusted EBITDA $95 $86 $83 $90 $105 $112 $131 $146 $160 $174 $183 $209 Return on Working Capital 19% 18% 20% 20% 21% 24% 32% 34% 35% 36% 44% 45% Each component used to compute Net Working Capital in this table is determined in accordance with GAAP and reported in our consolidated balance sheets. Rounded figures in this presentation may not agree to presentation in other formats we've published such as earnings news releases, other earnings decks, or other similar materials presented elsewhere.

Adjusted EBITDA reconciliation by fiscal quarter, Q3 2023 – Q2 2026 (unaudited) In millions except where percentages are presented. Some dollar amounts round to less than $1 million and therefore no amount is presented in the table below. 21 (1) Reflects expenses and adjustments related to our previously disclosed settlement of the BlueLinx Corporation Hourly Retirement Plan (defined benefit) in 4Q 2023. (2) Reflects primarily legal, professional, technology and other integration costs. Certain amounts for prior periods have been reclassified for Acquisition-related costs and Restructuring and other. Amounts for certain fiscal quarters round to less than $1 million. (3) Represents severance expenses, fees related to our business and digital transformation initiatives, gains from property insurance recoveries in 1Q 2025 from Hurricane Helene, net losses related to Hurricane Helene in 3Q 2024, certain professional and legal fees, technology expenses, and other one-time nonoperating expenses. Certain amounts for prior periods have been reclassified for Acquisition-related costs and Restructuring and other, net. Amounts for certain fiscal quarters round to less than $1 million. Note: Figures are rounded in this presentation to align with figures as presented in the deck. As a result, the rounded figures in this presentation may not agree to presentation in other formats we have published such as earnings releases, other earnings decks, or other similar materials presented elsewhere. Fiscal Quarter 2Q 2026 1Q 2026 4Q 2025 3Q 2025 2Q 2025 1Q 2025 4Q 2024 3Q 2024 2Q 2024 1Q 2024 4Q 2023 3Q 2023 Net income (loss) $6 $ (1) $ (9) $ 2 $ 4 $ 3 $ 5 $ 16 $ 14 $ 17 $ (18) $ 24 Adjustments: Depreciation and amortization 11 12 11 10 10 10 9 10 10 9 8 8 Interest expense, net 9 9 9 9 8 7 5 5 5 5 4 6 Provision (benefit) for income taxes 5 — (3) — 2 1 2 6 5 6 10 9 Share-based compensation expense 3 3 3 3 2 3 1 3 1 2 3 3 Realization of deferred gains on real estate (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) Pension settlement and related expenses(1) — — — — — — — (2) — — 31 1 Inventory step-up adjustment — — 1 — — — — — — — — — Acquisition-related costs(2) — — 2 — — — — — — — — — Restructuring and other, net (3) 1 2 1 — 1 (2) — 1 — 1 (1) 1 Adjusted EBITDA - non-GAAP $ 36 $ 23 $ 14 $ 22 $ 27 $ 20 $ 22 $ 37 $ 34 $ 39 $ 36 $ 50 Net Sales $ 814 $ 731 $ 716 $ 749 $ 780 $ 709 $ 711 $ 747 $ 768 $ 726 $ 713 $ 810 Adjusted EBITDA Margin - non-GAAP 4.4% 3.2% 1.9% 3.0% 3.4% 2.8% 3.0% 4.9% 4.5% 5.4% 5.1% 6.2 % Non-GAAP Reconciliation / supplemental financial information

Twelve-Month Trailing Adjusted EBITDA reconciliation by Fiscal Quarter, Q3 2023 – Q2 2026 (unaudited) In millions $. Some dollar amounts round to less than $1 million and therefore no amount is presented in the table below. 22 Non-GAAP Reconciliation (1) Reflects expenses related to our previously disclosed settlement of the BlueLinx Corporation Hourly Retirement Plan in 4Q 2023. (2) Reflects primarily legal, professional, technology and other integration costs. Certain amounts for prior periods have been reclassified for Acquisition-related costs and Restructuring and other. Amounts for certain fiscal quarters round to less than $1 million. (3) Represents severance expenses, fees related to our business and digital transformation initiatives, gains from property insurance recoveries in 1Q 2025 from Hurricane Helene, net losses related to Hurricane Helene in 3Q 2024, certain professional and legal fees, technology expenses, and other one-time nonoperating expenses. Certain amounts for prior periods have been reclassified for Acquisition-related costs and Restructuring and other, net. Amounts for certain fiscal quarters round to less than $1 million. Note: Figures are rounded in this presentation to align with figures as presented in the deck. As a result, the rounded figures in this presentation may not agree to presentation in other formats we have published such as earnings releases, other earnings decks, or other similar materials presented elsewhere. Twelve-Month Trailing as of the End of Fiscal Quarter 2Q 2026 1Q 2026 4Q 2025 3Q 2025 2Q 2025 1Q 2025 4Q 2024 3Q 2024 2Q 2024 1Q 2024 4Q 2023 3Q 2023 Net (loss) income $(2) $(4) $— $14 $28 $38 $53 $30 $ 38 $ 48 $ 49 $ 99 Adjustments: Depreciation and amortization 44 42 40 38 38 39 38 37 36 34 32 31 Interest expense, net 36 35 32 29 25 21 19 18 19 21 24 29 Provision (benefit) for income taxes 1 (2) — 5 11 13 18 26 29 32 33 32 Share-based compensation expense 13 12 11 9 9 8 8 10 9 10 12 13 Realization of deferred gains on real estate (4) (4) (4) (4) (4) (4) (4) (4) (4) (4) (4) (4) Pension settlement and related expenses(1) — — — — (2) (2) (2) 29 32 32 33 2 Inventory step-up adjustment 1 1 1 — — — — — — — — — Acquisition-related costs(2) 2 3 3 — — — — — — — — 1 Restructuring and other, net (3) 4 4 — (2) — (1) 2 1 — 1 4 6 Adjusted EBITDA - non-GAAP $95 $86 $83 $90 $105 $112 $131 $146 $ 160 $ 174 $ 183 $ 209

Fiscal Quarter 2Q 2026 1Q 2026 4Q 2025 3Q 2025 2Q 2025 1Q 2025 4Q 2024 3Q 2024 2Q 2024 1Q 2024 4Q 2023 3Q 2023 ($ amounts in thousands) Long term debt(1) $ 300,000 $ 300,000 $ 300,000 $ 300,000 $ 300,000 $ 300,000 $ 300,000 $ 300,000 $ 300,000 $ 300,000 $ 300,000 $ 300,000 Finance lease liabilities for equipment and vehicles 76,572 76,744 80,635 80,264 75,570 74,365 49,785 50,752 47,979 48,445 42,252 34,008 Finance lease liabilities for real property 239,382 240,001 240,644 241,540 241,987 242,390 242,758 243,058 243,359 243,622 243,174 243,335 Total debt and finance leases 615,954 616,745 621,279 621,804 617,557 616,755 592,543 593,810 591,338 592,067 585,426 577,343 Less: available cash and cash equivalents 318,178 319,087 385,843 429,360 386,765 449,020 505,622 526,281 491,392 481,309 521,743 469,783 Net debt (non-GAAP) $ 297,776 $ 297,658 $ 235,436 $ 192,444 $ 230,792 $ 167,735 $ 86,921 $ 67,529 $ 99,946 $ 110,758 $ 63,683 $ 107,560 Net debt, excluding finance lease liabilities for real property (non-GAAP) $ 58,394 $ 57,657 $ (5,208) $ (49,096) $ (11,195) $ (74,655) $ (155,837) $ (175,529) $ (143,413) $ (132,864) $ (179,491) $ (135,775) Trailing twelve-month adjusted EBITDA (non-GAAP, see above reconciliations) $ 95,372 $ 86,494 $ 82,569 $ 90,215 $ 104,502 $ 112,133 $ 131,356 $ 146,290 $ 160,067 $ 174,651 $ 182,804 $ 209,435 Net leverage ratio 3.1x 3.4x 2.9x 2.1x 2.2x 1.5x 0.7x 0.5x 0.6x 0.6x 0.3x 0.5x Net leverage ratio excluding real property finance lease liabilities(2) 0.6x 0.7x (0.1x) (0.5x) (0.1x) (0.7x) (1.2x) (1.2x) (0.9x) (0.8x) (1.0x) (0.6x) Non-GAAP Reconciliation / Supplemental Financial Information (1) For the periods presented above, our long-term debt is comprised of $300 million of senior-secured notes. These notes are presented under the long-term debt caption of our consolidated balance sheet net of unamortized discount and unamortized debt issuance costs. Our senior secured notes are presented in this table at their face value for the purposes of calculating our net leverage ratio. (2) Net leverage ratio excluding finance lease obligations for real property is included within the terms of our revolving credit agreement. 23 The following schedule reconciles Total debt and finance leases to: Net debt (non-GAAP) and to Net debt excluding finance lease liabilities for real property (non-GAAP). The calculations of Net leverage ratio (non-GAAP) and Net leverage ratio excluding real property finance leases liabilities (non-GAAP) are also presented (unaudited).